UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2010
Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 349-8451
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition
On January 25, 2010, Park National Corporation (“Park”) issued a news release (the “Operating Results News Release”) announcing operating results for the three months and twelve months ended December 31, 2009. A copy of the Operating Results News Release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Park’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate Park’s performance. Specifically, management reviews net income before impairment charge, net income available to common shareholders before impairment charge, net income before impairment charge per share-diluted, return on average tangible assets before impairment charge, return on average assets before impairment charge, return on average tangible realized common equity before impairment charge, return on average common equity before impairment charge, return on average tangible realized common equity and return on average tangible assets. Management has included, in the Operating Results News Release, information relating to these non-GAAP financial measures for the three-month and twelve-month periods ended December 31, 2009 and 2008. Management believes that the non-GAAP measures present additional information to the reader of the consolidated financial statements, which, when read in conjunction with the consolidated financial statements prepared in accordance with GAAP, assist in analyzing Park’s operating performance and ensure comparability of operating performance from period to period. In the Operating Results News Release, Park has provided a reconciliation of the GAAP to non-GAAP measures solely for the purpose of complying with SEC Regulation G and not as an indication that the non-GAAP measures are a substitute for the GAAP measurements.
Item 8.01 – Other Events
Declaration of Cash Dividend
As reported in the Operating Results News Release, on January 25, 2010, the Park Board of Directors declared a $0.94 per share regular quarterly cash dividend in respect of Park’s common shares. The dividend is payable on March 10, 2010 to common shareholders of record as of the close of business on February 26, 2010.
Notification of Annual Shareholder Meeting
Park’s Board of Directors took action to declare that Park’s Annual Shareholder Meeting will be held on April 19, 2010 for common shareholders of record as of the close of business on February 26, 2010.

Item 9.01 – Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 25, 2010 addressing operating results for the three months and twelve months ended December 31, 2009.
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signature on following page.]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: January 25, 2010	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 25, 2010
Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 25, 2010 addressing operating results for the three months and twelve months ended December 31, 2009.

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